Exhibit 99.1

NOT FOR RELEASE, PUBLICATION OR DISTRIBUTION, IN WHOLE OR IN PART, DIRECTLY OR INDIRECTLY, IN, INTO OR FROM ANY JURISDICTION WHERE TO DO SO WOULD CONSTITUTE A VIOLATION OF THE RELEVANT LAWS OR REGULATIONS OF SUCH JURISDICTION

FOR IMMEDIATE RELEASE

18 May 2022

Recommended Cash and Share Offer

for

Clipper Logistics plc ("Clipper")

by

GXO Logistics, Inc ("GXO")

Waiver of the UK Competition and Markets Authority Condition

On 28 February 2022, the board of directors of Clipper and GXO announced that they had reached agreement on the terms and conditions of a recommended cash and share offer to be made by GXO for the entire issued and to be issued share capital of Clipper (the "Acquisition"). It is intended that the Acquisition will be effected by means of a Court-sanctioned scheme of arrangement under Part 26 of the Companies Act (the "Scheme"), and is subject to the terms and conditions set out in the scheme document that was published on 17 March 2022 (the "Scheme Document").

Defined terms used but not defined in this announcement have the meanings set out in the Scheme Document.

Waiver of the UK Competition and Markets Authority Condition, and the issue of an Initial Enforcement Order

Pursuant to paragraph 1 of Part B of Part Three of the Scheme Document, GXO hereby announces that the Condition relating to the UK Competition and Markets Authority clearance as set out in paragraph 4 of Part A of Part Three of the Scheme Document has now been waived.

In light of the UK Competition and Markets Authority’s review of the Acquisition, and as is customary in such circumstances, the UK Competition and Markets Authority has issued an Initial Enforcement Order, also known as a hold-separate order, conditional upon and with effect from the Effective Date, the purpose of which is to ensure that Clipper continues to be run independently from GXO until the UK Competition and Markets Authority’s review has been completed.

Completion of the Acquisition remains subject to the satisfaction (or, if applicable, waiver) of the remaining Conditions set out in the Scheme Document including the following: (i) the Condition referred to in paragraph 3 of Part A of Part Three of the Scheme Document is satisfied; (ii) the Court sanctions the Scheme; and (iii) the Court Order is delivered to the Registrar of Companies.

The expected timetable of principal events remains as disclosed by Clipper and GXO on 9 May 2022.

Enquiries

GXO

Media Matthew Schmidt (US)	+1 (203) 307 2809
Kat Kalinina (UK)	+44 7974 594 467

Investors Mark Manduca	+1 203 585 8986

Rothschild & Co (Lead Financial Adviser to GXO)	+44 (0)20 7280 5000
Neil Thwaites Alexander Mitteregger

Barclays (Joint Financial Adviser to GXO) Philipp Gillmann Akshay Majithia Jon Bone (Corporate Broking)	+44 (0)20 7623 2323

Freshfields Bruckhaus Deringer LLP is retained as legal adviser to GXO.

Important Notices

N.M. Rothschild & Sons Limited (“Rothschild & Co”), which is authorised and regulated in the United Kingdom by the FCA, is acting exclusively as financial adviser to GXO and no one else in connection with the Acquisition and will not regard any other person as its client in relation to the Acquisition and shall not be responsible to anyone other than GXO for providing the protections afforded to clients of Rothschild & Co or its affiliates, nor for providing advice in connection with the Acquisition or any matter or arrangement referred to herein. Neither Rothschild & Co nor any of its subsidiaries, branches or affiliates (nor their respective directors, officers, employees or agents) owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Rothschild & Co in connection with this announcement any matter referred to or statement contained herein or otherwise.

Barclays Bank PLC, acting through its Investment Bank (“Barclays”), which is authorised in the United Kingdom by the Prudential Regulation Authority (“PRA”) and regulated in the United Kingdom by the PRA and FCA, is acting exclusively as financial adviser to GXO and no one else in connection with the Acquisition and will not regard any other person as its client in relation to the Acquisition and shall not be responsible to anyone other than GXO for providing the protections afforded to clients of Barclays or its affiliates, nor for providing advice in connection with the Acquisition or any matter or arrangement referred to herein. Neither Barclays nor any of its subsidiaries, branches or affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Barclays in connection with any matter referred to herein or otherwise.

This announcement is for information purposes only and is not intended to and does not constitute or form part of any offer or inducement to sell or an invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of, any securities or the solicitation of an offer to buy any securities, any vote or approval in any jurisdiction pursuant to the Acquisition or otherwise.

This announcement has been prepared in accordance with and for the purpose of complying with English law and the Code, the Disclosure Guidance and Transparency Rules and the Listing Rules and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside England.

Overseas Shareholders

The release, publication or distribution of this announcement and/or any accompanying documents (in whole or in part) in or into or from jurisdictions other than the United Kingdom or the United States may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom or the United States (including Restricted Jurisdictions) should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction.

To the fullest extent permitted by applicable law, the companies and persons involved in the Acquisition disclaim any responsibility or liability for the violation of such restrictions by any person. This announcement has been prepared for the purposes of complying with English law and the Code and the information disclosed may not be the same as that which would have been disclosed if this announcement had been prepared in accordance with the laws of jurisdictions outside of England. Unless otherwise determined by GXO or required by the Code and permitted by applicable law and regulation, the Acquisition will not be made available directly or indirectly in, into or from a Restricted Jurisdiction where to do so would violate the laws in that jurisdiction and no person may vote in favour of the Acquisition by use of mail or any other means or instrumentality (including, without limitation, facsimile, email or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of, any Restricted Jurisdiction.

Copies of this announcement and formal documentation relating to the Acquisition will not be and must not be, mailed or otherwise forwarded, distributed or sent in, into or from any Restricted Jurisdiction or any jurisdiction where to do so would violate the laws of that jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of the Acquisition.

If the Acquisition is implemented by way of a Takeover Offer (unless otherwise permitted by applicable law and regulation), the Takeover Offer may not be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of, any Restricted Jurisdiction and the Acquisition will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.

Further details in relation to Overseas Shareholders are contained in the Scheme Document.

Notice to Canadian Shareholders

The distribution of the New GXO Shares in Canada is being made only on a private placement basis exempt from the requirement that the issuer prepare and file a prospectus with the applicable securities regulatory authorities. GXO is not a reporting issuer in any province or territory in Canada, its securities are not listed on any stock exchange in Canada and there is currently no public market for the New GXO Shares in Canada. GXO currently has no intention of becoming a reporting issuer in Canada, filing a prospectus with any securities regulatory authority in Canada to qualify the resale of the New GXO Shares to the public, or listing the New GXO Shares on any stock exchange in Canada. Accordingly, to be made in accordance with securities laws, any resale of the New GXO Shares received as consideration in Canada must be made under available statutory exemptions from registration and prospectus requirements or under a discretionary exemption granted by the applicable Canadian securities regulatory authority. Canadian shareholders who receive New GXO Shares as consideration are advised to seek legal advice prior to any resale of the New GXO Shares.

Additional information for U.S. Investors

The Acquisition is being made to acquire the securities of an English company by means of a scheme of arrangement under English law. A transaction effected by means of a scheme of arrangement is not subject to the tender offer rules or the proxy solicitation rules under the U.S. Exchange Act. Accordingly, the Scheme is subject to the disclosure requirements and practices applicable in the UK to schemes of arrangement, which differ from the disclosure requirements of U.S. tender offer rules. The financial information relating to Clipper included in this announcement and the Scheme documentation has been prepared in accordance with IFRS (and also makes or will make use of alternative performance measures on the basis disclosed publicly by Clipper which are not defined by IFRS) and thus may not be comparable to financial information of U.S. companies or companies whose financial statements are prepared in accordance with U.S. GAAP. U.S. GAAP differs in certain significant respects from accounting principles applicable in the United Kingdom.

The financial information included in this announcement and the Scheme documentation in relation to GXO has been or will have been prepared in accordance with U.S. GAAP, except as otherwise specified therein. If GXO exercises its right to implement the acquisition of the Clipper Shares by way of a Takeover Offer or otherwise in a manner that is not exempt from the registration requirements of the U.S. Securities Act, such offer will be made in compliance with applicable U.S. laws and regulations. It may be difficult for U.S. investors to enforce their rights and any claim arising out of the U.S. federal securities laws, since Clipper is incorporated under the laws of England and Wales (i.e. in a non-U.S. jurisdiction), and some or all of its officers and directors may be residents of, and some or all of its assets are or may be located in, a non-US jurisdiction. U.S. investors may not be able to sue a non-US company or its officers or directors in a non-U.S. court for violations of the U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment.

The New GXO Shares to be issued pursuant to the Acquisition have not been registered under the U.S. Securities Act, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act. The New GXO Shares to be issued pursuant to the Acquisition will be issued pursuant to the exemption from registration provided by Section 3(a)(10) under the U.S. Securities Act. In this event, Clipper Shareholders are urged to read these documents and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information, and such documents will be available free of charge at the SEC’s website at www.sec.gov or by directing a request to GXO’s Investor Relations team at Investor Relations, GXO Logistics, Inc., Two American Lane, Greenwich, Connecticut 06831.

New GXO Shares issued to persons other than “affiliates” of GXO (defined as certain control persons, within the meaning of Rule 144 under the U.S. Securities Act) will be freely transferable under U.S. law after the Acquisition. Persons (whether or not U.S. persons) who are or will be “affiliates” of GXO within 90 days prior to, or of the Enlarged Group after, the Effective Date will be subject to certain transfer restrictions relating to the New GXO Shares under U.S. law.

Neither the SEC nor any U.S. state securities commission has approved or disapproved of the New GXO Shares to be issued in connection with the Acquisition, or determined if this announcement is accurate or complete or has passed upon the fairness or the merits of the proposal described herein. Any representation to the contrary is a criminal offence in the United States.

It may be difficult for U.S. investors to enforce their rights and any claim arising out of the U.S. federal securities laws, as Clipper is incorporated under the laws of England and Wales, some or all of its officers and directors may be residents of, and some or all of its assets are or may be located in, a non-U.S. jurisdiction. U.S. investors may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of the U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment.

Save as specified in relation to certain of the documents incorporated by reference by paragraph 1 of Part Seven (Financial Information) of the Scheme Document, none of the financial information in this announcement has been audited in accordance with generally accepted accounting principles in the United States or the auditing standards of the Public Company Accounting Oversight Board (United States). For the purposes of qualifying for the exemption from the registration requirements of the U.S. Securities Act afforded by Section 3(a)(10) thereof, Clipper will advise the Court that its sanctioning of the Scheme will be relied upon by GXO and Clipper as an approval of the Scheme following a hearing on its fairness which all Scheme Shareholders are entitled to attend, in person or through counsel, to support or oppose the sanctioning of the Scheme and with respect to which notification has been given to all such Scheme Shareholders.

The receipt of cash and New GXO Shares pursuant to the Acquisition by a U.S. Scheme Shareholder as consideration in accordance with the terms of the Scheme and the Acquisition will be treated as a taxable transaction for U.S. federal income tax purposes and possibly under applicable U.S. state, local, non-U.S. and other tax laws. Subject to the discussion in Part 9, paragraph (2)(i)(A) of the Scheme Document (Passive Foreign Investment Company Considerations), a U.S. holder generally will recognise capital gain or loss on the disposition of Scheme Shares for the New GXO Shares and cash equal to the difference between (i) the amount realised on such disposition (i.e., the USD value of the sum of the cash and the fair market value of the New GXO Shares received by the U.S. holder) and (ii) the U.S. holder’s adjusted tax basis in such disposed Scheme Shares. A U.S. holder’s tax basis in the Scheme Shares generally will be the USD value of the amount paid by the U.S. Scheme Shareholders to purchase the Scheme Shares on the date of purchase. Each Clipper Shareholder is urged to consult an independent professional adviser regarding the tax consequences of the Acquisition and Scheme applicable to him or her, including, but not limited to (i) as a result of the U.S. holder’s status as other than an individual, (ii) the potential application of special tax rules with respect to gain recognized by a U.S. holder upon a disposition of shares of a “passive foreign investment company,” and (iii) eligibility for treaty relief to the extent of any withholding tax or other tax that may apply outside of the United States.

In accordance with normal UK practice and pursuant to Rule 14e-5(b) of the U.S. Exchange Act, GXO, certain affiliated companies or its or their nominees, or its brokers (acting as agents), may from time to time make certain purchases of, or arrangements to purchase, Clipper Shares outside of the U.S., other than pursuant to the Acquisition, until the date on which the Acquisition and/or Scheme becomes effective, lapses or is otherwise withdrawn. If such purchases or arrangements to purchase were to be made, they would be made outside the United States and would comply with applicable law, including the U.S. Exchange Act. Such purchases or arrangements to purchase may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed as required in the UK, will be reported to the Regulatory News Service of the London Stock Exchange and will be available on the London Stock Exchange website at https://www.londonstockexchange.com/stock/CLG/Clipper-logistics-plc/company-page. Also, in accordance with normal UK practice and Rule 14e-5(b) of the U.S. Exchange Act, Barclays will continue to act as a connected exempt principal trader in Clipper Shares on the London Stock Exchange. These purchases may occur either in the open market at prevailing prices or in private transactions at negotiated prices. Any information about such purchases will be disclosed as required in the UK, will be reported to a Regulatory Information Service and will be available on the London Stock Exchange website at www.londonstockexchange.com.

This announcement does not constitute an offer to sell or the solicitation of an offer to buy any securities in the United States. The securities referenced in this announcement have not been registered under the U.S. Securities Act, and may not be offered or sold in the United States absent registration under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. Any securities issued as part of the Acquisition (including the New GXO Shares) will be issued in reliance upon available exemptions from such registration requirements pursuant to Section 3(a)(10) of the U.S. Securities Act. Any Acquisition will be made solely by means of the Scheme Document published by Clipper. Any decision in respect of, or other response to, the Acquisition, should be made only on the basis of the information contained in such document.

The statements contained in this announcement are made as at the date of this announcement, unless some other time is specified in relation to them, and service of this announcement shall not give rise to any implication that there has been no change in the facts set forth in this announcement since such date. Nothing in this announcement shall be deemed to be a forecast, projection or estimate of the future financial performance of Clipper, the Clipper Group, GXO or the GXO Group, except where otherwise stated.

Forward looking statements

This announcement (including information incorporated by reference in this announcement), oral statements made regarding the Acquisition and other information published by GXO and Clipper include statements which are, or may be deemed to be, “forward-looking statements” within the meaning of Section 27A of the U.S. Securities Act and Section 21E of the U.S. Exchange Act. All statements other than statements of historical fact are, or may be deemed to be, forward-looking statements, including statements with respect to the financial condition, strategies, results of operations and businesses of GXO and Clipper and their respective groups and certain plans and objectives with respect to the Enlarged Group, including, without limitation, GXO’s and Clipper’s 2022 financial targets for organic revenue growth, adjusted EBITDA, depreciation and amortization expense and net capital expenditures and the expected run rate cost synergies for the Enlarged Group. In some cases, forward-looking statements can be identified by the use of forward-looking terms such as “anticipate,” “estimate,” “believe,” “continue,” “could,” “would,” “should,” “intend,” “may,” “plan,” “potential,” “predict,” “should,” “will,” “expect,” “objective,” “projection,” “forecast,” “goal,” “guidance,” “outlook,” “effort,” “target,” “trajectory” or the negative of these terms or other comparable terms. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements are based on certain assumptions and analyses made by the company in light of its experience and its perception of historical trends, current conditions and expected future developments, as well as other factors the company believes are appropriate in the circumstances.

These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions that may cause actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements.

Factors that might cause or contribute to a material difference include, but are not limited to, the risks discussed in GXO’s filings with the SEC and the following: the severity, magnitude, duration and aftereffects of the COVID-19 pandemic and government responses to the COVID-19 pandemic; economic conditions generally; supply chain challenges, including labour shortages; competition and pricing pressures; the GXO Group’s and/or the Clipper Group's ability to align the GXO Group’s and/or the Clipper Group’s investments in capital assets, including equipment, service centres and warehouses, to their respective customers’ demands; the GXO Group’s and/or the Clipper Group’s ability to successfully integrate and realise anticipated synergies, cost savings and profit improvement opportunities with respect to acquired companies; acquisitions may be unsuccessful or result in other risks or developments that adversely affect the GXO Group’s and/or the Clipper Group’s financial condition and results; the GXO Group’s and/or the Clipper Group’s ability to develop and implement suitable information technology systems and prevent failures in or breaches of such systems; the GXO Group’s and/or the Clipper Group’s ability to raise debt and equity capital; litigation; labour matters, including the GXO Group’s and/or the Clipper Group’s ability to manage its subcontractors, and risks associated with labour disputes at the GXO Group’s and/or the Clipper Group’s customers and efforts by labour organizations to organize its employees; risks associated with defined benefit plans for the GXO Group’s and/or the Clipper Group’s current and former employees; fluctuations in currency exchange rates; fluctuations in fixed and floating interest rates; issues related to the GXO Group’s and/or the Clipper Group’s intellectual property rights; governmental regulation, including trade compliance laws, as well as changes in international trade policies and tax regimes; natural disasters, terrorist attacks or similar incidents; a material disruption of the GXO Group’s and/or the Clipper Group’s operations; the inability to achieve the level of revenue growth, cash generation, cost savings, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; the impact of potential cyber-attacks and information technology or data security breaches; the inability to implement technology initiatives successfully; the expected benefits of the Acquisition, and uncertainties regarding the Acquisition, including the risk that the Acquisition will not produce the desired benefits; a determination by a tax authority that a distribution or certain related Acquisition on transactions should be treated as taxable transactions; expected financing transactions undertaken in connection with the separation and risks associated with additional indebtedness; the risk that dis-synergy costs, costs of restructuring transactions and other costs incurred in connection with the separation will exceed estimates; and the impact of the separation on GXO’s businesses, operations, relationships with customers, suppliers, employees and other business counterparties, and the risk that the separation may be more difficult, time-consuming or costly than expected, which could result in additional demands on GXO’s resources, systems, procedures and controls, disruption of ongoing business, and diversion of management’s attention from other business concerns. All forward-looking statements set forth in this announcement are qualified by these cautionary statements and there can be no assurance that the actual results or developments anticipated by the GXO Group or the Clipper Group will be realised or, even if substantially realised, that they will have the expected consequences to or effects on us or its business or operations. Forward-looking statements set forth in this announcement speak only as of the date hereof, and neither GXO nor Clipper undertake any obligation to update forward-looking statements to reflect subsequent events or circumstances, changes in expectations or the occurrence of unanticipated events, except to the extent required by law.

Disclosure requirements of the Takeover Code (the "Code")

Under Rule 8.3(a) of the Code, any person who is interested in 1% or more of any class of relevant securities of an offeree company or of any securities exchange offeror (being any offeror other than an offeror in respect of which it has been announced that its offer is, or is likely to be, solely in cash) must make an Opening Position Disclosure following the commencement of the offer period and, if later, following the announcement in which any securities exchange offeror is first identified. An Opening Position Disclosure must contain details of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s). An Opening Position Disclosure by a person to whom Rule 8.3(a) applies must be made by no later than 3:30 p.m. (London time) on the 10th business day following the commencement of the offer period and, if appropriate, by no later than 3:30 p.m. (London time) on the 10th business day following the announcement in which any securities exchange offeror is first identified. Relevant persons who deal in the relevant securities of the offeree company or of a securities exchange offeror prior to the deadline for making an Opening Position Disclosure must instead make a Dealing Disclosure.

Under Rule 8.3(b) of the Code, any person who is, or becomes, interested in 1% or more of any class of relevant securities of the offeree company or of any securities exchange offeror must make a Dealing Disclosure if the person deals in any relevant securities of the offeree company or of any securities exchange offeror. A Dealing Disclosure must contain details of the dealing concerned and of the person's interests and short positions in, and rights to subscribe for, any relevant securities of each of (i) the offeree company and (ii) any securities exchange offeror(s), save to the extent that these details have previously been disclosed under Rule 8. A Dealing Disclosure by a person to whom Rule 8.3(b) applies must be made by no later than 3:30 p.m. (London time) on the business day following the date of the relevant dealing.

If two or more persons act together pursuant to an agreement or understanding, whether formal or informal, to acquire or control an interest in relevant securities of an offeree company or a securities exchange offeror, they will be deemed to be a single person for the purpose of Rule 8.3.

Opening Position Disclosures must also be made by the offeree company and by any offeror and Dealing Disclosures must also be made by the offeree company, by any offeror and by any persons acting in concert with any of them (see Rules 8.1, 8.2 and 8.4).

Details of the offeree and offeror companies in respect of whose relevant securities Opening Position Disclosures and Dealing Disclosures – must be made in the Disclosure Table on the Panel's website at http://www.thetakeoverpanel.org.uk, including details of the number of relevant securities in issue, when the offer period commenced and when any offeror was first identified. If you are in any doubt as to whether you are required to make an Opening Position Disclosure or a Dealing Disclosure, you should contact the Panel's Market Surveillance Unit on +44 (0)20 7638 0129.

No profit forecasts, estimates or quantified benefits statements

No statement in this announcement is intended as a profit forecast, profit estimate or quantified benefits statement for any period and no statement in this announcement should be interpreted to mean that earnings or earnings per share for Clipper for the current or future financial years would necessarily match or exceed the historical published earnings or earnings per share for Clipper.

Publication on website

In accordance with Rule 26.1 of the Code, a copy of this announcement will be made available subject to certain restrictions relating to persons resident in Restricted Jurisdictions on GXO's website https://www.gxo.com/information-regarding-possible-offer-for-clipper-logistics-plc/ and Clipper’s website at https://www.clippergroup.co.uk/possible-offer/ by no later than 12 noon (London time) on the business day after the date of this announcement. Neither the contents of these websites nor the content of any other website accessible from hyperlinks on such websites is incorporated into, or forms part of, this announcement.

Requesting hard copy documents

In accordance with Rule 30.3 of the Code, Clipper Shareholders and persons with information rights may request a hard copy of this announcement by contacting Clipper's registrar, Equiniti between 8.30 a.m. and 5.30 p.m. Monday to Friday (except English and Welsh public holidays), on the Shareholder Helpline on 0371-384-2917 from the UK or +44 371-384-2917 from outside the UK (calls are charged at the standard geographic rate and will vary by provider; calls from outside the UK will be charged at the applicable international rate).

For persons who receive a copy of this announcement in electronic form or via a website notification, a hard copy of this announcement will not be sent unless so requested. Such persons may also request that all future documents, announcements and information to be sent to them in relation to the Acquisition should be in hard copy form.

Electronic communications

Please be aware that addresses, electronic addresses and certain information provided by Clipper Shareholders, persons with information rights and other relevant persons for the receipt of communications from Clipper may be provided to GXO during the Offer Period where such information is requested under Section 4 of Appendix 4 of the Code to comply with Rule 2.11(c) of the Code.

General

If you are in any doubt about the contents of this announcement or the action you should take, you are recommended to seek your own independent financial advice immediately from your stockbroker, bank manager, solicitor, accountant or other independent financial adviser duly authorized under the Financial Services and Markets Act 2000 if you are in the United Kingdom, or from another appropriately authorised independent financial adviser if you are in a territory outside the United Kingdom.